SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934
                                (AMENDMENT NO.  )

FILED  BY  THE  REGISTRANT  [X]
FILED  BY  A  PARTY  OTHER  THAN  REGISTRANT  [  ]

CHECK  THE  APPROPRIATE  BOX:

[ ]  PRELIMINARY  PROXY  STATEMENT

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2) AND 0-11.

[X]  DEFINITIVE  PROXY  STATEMENT

[ ]  DEFINITIVE  ADDITIONAL  MATERIALS

[ ]  SOLICITING  MATERIAL  UNDER  RULE  14A-12


                        COMMISSION FILE NUMBER :  0-25679

                       FIRST AMERICAN CAPITAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               KANSAS                                   48-1187574
    (STATE OR OTHER JURISDICTION OF           (I.R.S. EMPLOYER IDENTIFICATION
     INCORPORATION  OR ORGANIZATION)                     NUMBER)

 3360  S.W.  HARRISON  STREET,  SUITE  100
 TOPEKA,  KS   66611                                 785-267-7077
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)      (TELEPHONE  NUMBER)


PAYMENT  OF  FILING  FEE  (CHECK  THE  APRPROPRIATE  BOX):

[X]  NO  FEE  REQUIRED.

[ ]  FEE  COMPUTED  ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11
     1.  TITLE  OF  EACH  CLASS  OF  SECURITIES  TO WHICH TRANSACTION APPLIES:

       --------------------------------------------------------------

     2.  AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

       --------------------------------------------------------------

     3. PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

       --------------------------------------------------------------

     4.  PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

       --------------------------------------------------------------

     5.  TOTAL  FEE  PAID:

       --------------------------------------------------------------

[ ]  FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

[ ]  CHECK  BOX  IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
      RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      1.  AMOUNT  PREVIOUSLY  PAID:

       --------------------------------------------------------------

      2.  FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

       --------------------------------------------------------------

      3.  FILING  PARTY:

       --------------------------------------------------------------

      4.  DATE  FILED

       --------------------------------------------------------------


                       FIRST AMERICAN CAPITAL CORPORATION
                         1303 S. W. FIRST AMERICAN PLACE
                              TOPEKA, KANSAS 66604


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                TO BE HELD ON MONDAY, JUNE 4, 2001 AT 11:00 A.M.

To  All  the  Shareholders:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First American Capital Corporation, (the "Company"), will be held Monday, June 4, 2001 at 11:00 a.m. Central Time at the executive offices of the Company, 1303 S. W. First American Place, Topeka, Kansas, 66604 for the following purposes:

1. To elect twelve directors of the Company to serve for one year or until their successors are elected and qualified;

2. To ratify and approve the appointment of Kerber, Eck & Braeckel LLP as independent auditors for the next fiscal year; and

3. To consider and act upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 30, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                       FIRST  AMERICAN  CAPITAL  CORPORATION


                                       Phillip  M.  Donnelly
                                       Secretary

Dated:  May  10,  2001
Topeka,  Kansas


                                    IMPORTANT
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. BY RETURNING YOUR PROXY PROMPTLY, A QUORUM WILL BE ASSURED AT THE MEETING, WHICH WILL PREVENT COSTLY FOLLOW-UP AND DELAYS. THE PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       FIRST AMERICAN CAPITAL CORPORATION
                         1303 S.W. FIRST AMERICAN PLACE
                              TOPEKA, KANSAS 66604
                    ________________________________________
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 2001
                    ________________________________________
                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual meeting of Shareholders of Company to be held on Monday, June 4, 2001 at 11:00 a.m. Central Time at the executive offices of the Company located at 1303 S. W. First American Place, Topeka, Kansas, 66604 or at any adjournment or postponement thereof.

     This proxy statement is being sent to each holder of record of the outstanding shares of $.10 par value common stock of the Company (the "Common Stock") as of April 30, 2001 (the "Record Date") in order to furnish each shareholder information relating to the business to be transacted at the meeting. This proxy statement and the enclosed proxy are being mailed to shareholders of the Company on or about May 10, 2001. The Company will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of the Company may by telephone, telegram or personal interview request the return of proxies.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE ACCOMPANYING PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

     Only shareholders of record at the close of business April 30, 2001 are entitled to vote. On that day, there were issued and outstanding 5,418,860 shares of Common Stock. Each share entitles the holder to one vote. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the meeting. In all other matters other than the election of directors, a majority of the shares represented at the meeting and entitled to vote is required for approval of the proposal.

     The shareholder has the right to vote for all directors by checking the box labeled "FOR", withhold authority to vote by checking the box labeled "WITHHOLD AUTHORITY" or not vote for a particular director by striking a line through his name. The proxy card must be signed using the same name(s) as the certificate is titled.

     When the enclosed Proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted at the discretion of the Chairman of the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, regarding ownership of Common Stock by the only persons known by the Company to own beneficially more than 5% of the Common Stock as of the Record Date:

                                Ownership  of  Class


                                           Percent of
Shareholder                       Shares    Class(1)
--------------------------------------------------------

5% Holders
--------------------------------
Rickie D. Meyer (2)               526,000         9.7%
1303 S. W. First American Place
Topeka, Kansas

First Alliance Corporation (3)    525,000         9.7%
2285 Executive Drive, Suite 308
Lexington, KY  40505

(1) Based on the shares of the Company common stock outstanding as of the Record Date.
(2)     These  shares  are  owned  jointly  with  spouse.
(3) First Alliance Corporation is a financial services holding company based in Lexington, Kentucky which wholly owns life insurance and venture capital subsidiaries.


     For information concerning ownership of Company Common Stock by all directors and executive officers of the Company, nominees for directors, and by all directors and executive officers as a group as of the Record Date, see the first table in the section entitled "Election of Directors".

                              ELECTION OF DIRECTORS

     In accordance with the laws of Kansas and the Articles of Incorporation and Bylaws of the Company, as amended, the Company is managed by its executive officers under the direction of the Board of Directors. The Board elects executive officers, evaluates their performance, works with management in establishing business objectives, and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business, and other significant corporate business transactions. The Board of Directors of the Company is composed of 12 directors, three of whom also currently serve as officers.

     At the annual meeting of shareholders of the Company, 12 directors are to be elected, each director will hold office until the next annual meeting or until his successor is elected and qualified. The persons named in the proxy intend to vote the proxies as designated for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, management currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected. The Board recommends a vote for the election of the twelve nominees for director named below. The following table shows with respect to each of the directors, executive officers, and nominees of the Company and with respect to all executive officers and directors of the Company as a group: (i) the total number of shares of all classes of stock of the Company beneficially owned as of the Record Date and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date:

                                                              Ownership of Class


Name, Age, and Present            Director                 Principal Occupation(s) or                               Percent of
Positions with the Company         Since              Employment(s) During Past Five Years             Shares 1 2      Class


Mike N. Fink                          1996  Chairman of the Company and subsidiaries since 1996;          125,000          2.3%
45                                          Chairman of Integrity Capital Corporation since 2000
Chairman of the Board                       and Co-Chairman of Mid-Atlantic Capital Corporation
                                            since 2000.

Rickie D. Meyer                       1996  Present principal positions with the Company; President       526,000          9.7%
50                                          of the Company and subsidiaries since 1996.
President and Director

Phillip M. Donnelly                   2000  Secretary Treasurer, and Vice President of First                    -            -
49                                          American Capital Corporation and subsidiaries since
Secretary, Treasurer, Vice                                                                      2000.
 President and Director

Danny N. Biggs                        1996  Vice-President, Partner, General Superintendent and            50,000(1)        .9%
64                                          Director of Pickrell Drilling Company, Inc.
Director

Paul E. Burke, Jr.                    1996  President, Issues Management Group Inc., a public              50,000           .9%
67                                          relations and governmental affairs consulting company.
Director

Ed C. Carter                          1996  Entrepreneur and real estate developer.  Retired senior        65,000(2)       1.2%
58                                          executive with the Kansas Southwestern Bell
Director                                    Telephone Company.

Kenneth L. Frahm                      1996  Self employed farmer since 1975.  Past President, of the       40,000           .7%
54                                          Kansas Development and Finance Authority.
Director

John W. Hadl                          1996  Associate Athletics Director at the University of Kansas.      40,000           .7%
61
Director

Steve J. Irsik, Jr.                   1996  Entrepreneur, owns and operates a multi-county agri-           60,000          1.1%
54                                          business in western Kansas.
Director

John G. Montgomery                    1996  President of Montgomery Communications, Inc. of                45,000           .8%
61                                          Junction City, Kansas.
Director

Harland E. Priddle                    1996  Retired, former Chairman and Chief Executive Officer           40,000           .7%
70                                          of Network Trade Associates and President of Mid
Director                                    -American International Trade Services, L.C.  Former
                                            Kansas Secretary of Agriculture.

Gary E. Yager                         1996  Executive Vice President and Chief Executive Officer           40,000           .7%
46                                          and Senior Lender of the Columbian Bank of Topeka,
Director                                    Kansas.

Directors and Executive Officer                                                                         1,081,000         20.0%
as a Group (12 persons)

(1) Excludes  5,000  shares  held  by  his  son  as  to  which  Mr.  Biggs  disclaims  beneficial  ownership.
(2) Excludes  20,000  shares  held  by  Mrs.  Becky  Carter, Mr. Carter's wife, as to which Mr. Carter disclaims beneficial ownership.

Meetings  and  Committees  of  the  Members  of  the  Board  of  Directors
--------------------------------------------------------------------------

     During 2000, the Board of Directors held four regular meetings. The only Board member who attended fewer than 75% of the board meeting was John Hadl. The Board has established Audit, Compensation and Investment Committees. The Company does not have a Nominating Committee.

     The Audit Committee members are Kenneth Frahm, Paul Burke and John Hadl. The Audit Committee met four times during 2000. The only Audit Committee members to who attended less than 75% of the meetings was John Hadl. The Audit Committee oversees the work of the Company's independent auditors. The Board of Directors has not adopted a written charter for the Audit Committee.

     The Compensation Committee members are Harland Priddle, Danny Biggs and Steve Irsik. The purpose of the Compensation Committee is to establish and execute compensation policies for the executives of the Company and award any performance bonuses. The Compensation Committee met four times in 2000. All members of the Compensation Committee attended greater than 75% of the meetings.

     The Investment Committee members are Gary Yager, Ed Carter and John Montgomery. The Investment Committee reviews investments bought, sold and held to assure that the Company is adhering to established investment policy and guidelines. The Investment Committee held five meetings in 2000 and all members attended greater than 75% of the meetings.

                                         Executive Officers Of The Company



Name/Age                 Present Positions                          Principal Occupation(s) or
                          With the Company                     Employment(s) During Past Five Years
                     --------------------------  -----------------------------------------------------------------

Michael N. Fink      Chairman of the Board       Chairman of First American Capital Corporation and subsidiaries
45                                               since 1996; Chairman of Integrity Capital Corporation since
                                                 2000 and Co-Chairman of Mid-Atlantic Capital Corporation
                                                 since 2000.

Rickie D. Meyer      President and Director      President of First American Capital Corporation and subsidiaries
50                                               since 1996.

Phillip M. Donnelly  Secretary, Treasurer, Vice  Secretary, Treasurer and Vice President of First American Capital
49                   President and Director      Corporation and subsidiaries since 2000.


                             Executive Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the President and Chairman (together named "Executive Officers") for the fiscal years ended
December 31, 2000, 1999 and 1998. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.



                           Summary Compensation Table

                                                               Other Annual
Name and Principal Positions  Year  Salary($)  Bonus($)(1)  Compensation($)(2)
----------------------------  ----  ---------  -----------  ------------------

Rickie D. Meyer               2000     93,000       80,309                   -
President and Director        1999     90,485      124,255                   -
                              1998     77,500       50,000                   -

Michael N. Fink               2000     74,330       64,247                   -
Chairman of the Board         1999     72,388       43,405                   -
                              1998     63,000       36,000                   -

(1) Includes incentive compensation pursuant to the Executive Employment Agreements, based on premiums.
(2) Other Annual compensation consists of automobile allowances and term life and disability insurance premiums. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the aggregate annual salary and bonus for Messrs. Meyer and Fink.


Executive  Contracts
--------------------

     The executives of the Company, consisting of Messrs. Meyer and Fink and Chris Haas (the "Executives"), entered into employment agreements effective October 30, 1998. The initial term of the agreements was four years beginning November 1, 1998. Base compensation under the agreement is $90,000, $72,000 and $36,000 for Messrs. Meyer, Fink and Haas, respectively. Included in these agreements is a clause that requires the base salaries to be adjusted annually to reflect current costs of living, based on the Consumer Price Index Labor Component, on the month preceding the employment anniversary. Each Executive receives incentive compensation based on percentages of first year life and renewal premiums of the Company's First America 2000 product. Mr. Haas resigned from the Company and its subsidiaries as Secretary/Treasurer and Director effective March 10, 2000.

     Under the agreement, the Executives are provided auto allowances, term life insurance at the Company's expense, disability insurance, and an annual physical examination. The Company will only pay standard risk life insurance premiums on the term life policies. Any additional substandard premiums will be paid at the Executive's expense. The Executives can participate in any deferred compensation, pension, other retirement income programs; and stock option plans applicable to executive-level employees of the Company as approved by the Board of Directors. At this time, none of these programs have been developed.

Directors'  Fees
----------------

     Directors, who are not officers of the Company, participate in an attendance fee pool. This pool acts as an annual retainer fee for directors. The pool consists of 1% of the premiums delivered in each calendar year and is paid to each board member on a pro-rata basis determined by his or her attendance of board meetings. In addition, each Director is paid $750 per regular board meeting attended for the Company and its subsidiaries, $75 per telephonic board meeting and $250 per committee meeting.

Audit  Committee  Report
------------------------

     The Audit Committee, which consists of three non-employees of the company, has proposed this report for inclusion in the Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee, based on the review and discussion outlined above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission. Audit Committee: Kenneth Frahm, Paul Burke and John Hadl.

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     The Company contracted with First Alliance Corporation ("FAC") of Lexington, Kentucky to provide underwriting and accounting services for the Company and its subsidiary First Life America Corporation ("FLAC"). Under the terms of the management agreement, the FACC pays fees based on a percentage of delivered premiums of FLAC. The percentages are 5.5% for first year premiums; 4% of second year premiums; 3% of third year premiums; 2% of fourth year premiums and 1% for year five and 1% for years six through ten for ten year policies and .5% in years six through twenty for twenty year policies. Pursuant to the agreement, the Company incurred expenses of $117,246, $60,531 and $24,816 during 2000, 1999 and 1998, respectively. FAC is also a shareholder of the Company (see "Security Ownership of Certain Beneficial Owners and Management").

                      APPROVAL OF AUDITORS FOR THE COMPANY

     The Board of Directors has selected and appointed Kerber, Eck & Braeckel LLP as the auditors for the Company for the year 2001.

     Kerber, Eck & Braeckel LLP served as the Company's independent auditors for the fiscal years ended December 31, 2000, 1999 and 1998. In serving its primary function as outside auditors for the Company, Kerber, Eck & Braeckel LLP performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company's Form 10-KSB filed with the Securities and Exchange Commission. Auditing fees paid Kerber, Eck & Braeckel for services outlined above totaled $32,006. The Company did not engage Kerber, Eck & Braeckel LLP to provide services other than auditing services. The Company's Audit Committee of the Board of Directors believes the auditing service rendered by the principal accountant does not jeopardize independence.

     The  following  resolution  will  be  offered  at  the  Annual  Meeting:

"RESOLVED, the action of the Board of Directors in appointing Kerber, Eck & Braeckel LLP as the auditors of the Company for 2001 is hereby ratified and approved."
     It is anticipated that representatives of Kerber, Eck & Braeckel LLP will attend the Annual Meeting. The representatives of Kerber, Eck & Braeckel LLP will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     THE BOARD RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF KERBER, ECK & BRAECKEL LLP AS THE INDEPENDENT AUDITORS AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.
     THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KERBER, ECK & BRAECKEL LLP AS INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management does not intend to bring any other business before the meeting of the Company's shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their judgment of the best interest of the Company on such matters.

                                  ANNUAL REPORT

     A 2000 Annual Report to Shareholders of the Company has been furnished to the Company's shareholders along with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                    SHAREHOLDER'S PROPOSALS FOR 2002 MEETING

     Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Topeka, Kansas not later than January 31, 2002 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF REPORT ON FORM 10-KSB

     The Company has filed its 2000 Annual Report on Form 10-KSB with the Securities and Exchange Commission. A copy of the report may be obtained without charge by any shareholder. Requests for copies of the report should be sent to Phillip M. Donnelly, First American Capital Corporation, 1303 S. W. First American Place, Topeka, KS 66604.


BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
FIRST  AMERICAN  CAPITAL  CORPORATION


Phillip  M.  Donnelly,  Secretary

Dated:  May  10,  2001

                                                                           PROXY
                       FIRST AMERICAN CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael N. Fink and Rickie D. Meyer, jointly and individually, as proxies, with full power of substitution and hereby authorize them to represent and to vote, as designated below, all of the shares of common stock of First American Capital Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 4, 2001 or any adjournment or postponement thereof.


   (1) ELECTION  OF  DIRECTORS  (see  proxy  statement  for  instructions)

         ___  FOR  all nominees listed below    ___ WITHHOLD AUTHORITY to vote
                                                for all nominees listed  below

(INSTRUCTION: To withhold authority to vote for individual nominee strike a line through the nominee's name in the list below)

  Michael N. Fink   Rickie D. Meyer  Phillip M. Donnelly   Danny N. Biggs
                    Paul E. Burke        Ed C. Carter

Kenneth L. Frahm     John W. Hadl     Steve J. Irsik, Jr.     John G. Montgomery
                      Harland E. Priddle     Gary E. Yager


   (2) Approval of Kerber, Eck & Braeckel, LLP as independent auditors for 2001.

          ___  FOR     ___  AGAINST          ___  ABSTAIN

   (3) In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting.


-------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

IF  NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE VOTED FOR PROPOSALS 1 AND 2.



                          Dated:_______________________________________________



                         Signature:____________________________________________


                         Signature  if  held  jointly:_________________________
(Please sign exactly using the name(s) in which the stock is titled. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)


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